UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	May 14, 2013

Essex Rental Corp.
(Exact name of registrant as specified in charter)
Delaware	000-34601	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois		60089
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-215-6502

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

Members of management of Essex Rental Corp. will hold presentations for certain stockholders, potential investors and their representatives regarding the business and historical and projected financial performance of the Company and its consolidated subsidiaries at the Oppenheimer 8th Annual Industrial Growth Summit on May 14, 2013 in New York, NY.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation dated May 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Dated:	May 14, 2013	By:	/s/ Martin Kroll
Martin A. Kroll
Chief Financial Officer